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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                F O R M  8 - K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                           -------------------------

     Date of Report (Date of earliest event reported):  September 30, 1996

                       EQUITY CORPORATION INTERNATIONAL
            (Exact name of registrant as specified in its charter)

                                    DELAWARE
                        (State or other jurisdiction of
                         incorporation or organization)


                                     0-24728
                             (Commission file number)

                                   75-2521142
                    (I.R.S. employer identification number)

                       415 SOUTH FIRST STREET, SUITE 210
                                  LUFKIN, TEXAS
                    (Address of principal executive offices)

                                     75901
                                  (Zip Code)

                                 (409) 634-1033
              (Registrant's telephone number, including area code)

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

Item 2.  Acquisition or Disposition of Assets.

On September 30, 1996, Equity Corporation International ("The Company") acquired 11 funeral homes located in Maine, West Virginia, Iowa and Texas (the "Acquired Businesses") from Service Corporation International ("SCI"). Total consideration for the acquisition consisted of $10,625,000 in cash borrowed by the Company under its existing credit facility.

The consideration was determined through negotiations between the Company and representatives of the Acquired Businesses. The acquisitions will be accounted for under the purchase method of accounting for financial reporting purposes.

The Acquired Businesses are funeral homes providing deathcare services, including all services related to funerals, providing funeral facilities and vehicles, and selling related merchandise.

Investment Capital Corporation ("ICC"), an indirect, wholly owned subsidiary of SCI, was the owner of approximately 43% of the shares of the Company's Common Stock as of September 30, 1996. Information with respect to such shares of Common Stock is based upon reports filed by SCI and ICC with the Securities and Exchange Commission. T. Craig Benson, a director of the Company, is president of ICC and a vice president of SCI

The acquisition of the Acquired Businesses may require the filing of financial statements and pro forma financial information pursuant to Rules
3.05(b)(1)(ii) and 11.01(a)(1) of Regulation S-X to the extent such businesses would constitute a "significant subsidiary" under such Rules.

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

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of the business acquired.

The Company believes that it is impractical to provide financial statements of the Acquired Businesses on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

(b)  Pro forma financial information.

The Company believes that it is impractical on the date of this filing to provide pro forma financial information reflecting the Company's acquisitions, and the Company will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number    Description
     --------------    ------------

     99.1 Press Release, dated October 2, 1996, relating to the acquisition of the Acquired Businesses.



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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 16, 1996

EQUITY CORPORATION INTERNATIONAL

By:  /s/ W. Cardon Gerner
     ------------------------
     Senior Vice President
     Chief Financial Officer
    (Principal Financial Officer and Duly Authorized Officer)




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

EXHIBIT INDEX

EXHIBIT INDEX          DESCRIPTION
--------------         ------------

99.1 Press Release, dated October 2, 1996, relating to the acquisition of the Acquired Businesses.





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